UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                           October 21, 2002


                   United States Steel Corporation
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         Including area code)

Item 5. Other Events

United States Steel Corporation is filing the October 21, 2002 United States Steel Corporation Earnings Release. Attached is a copy of the release in substantially the form released.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1 United States Steel Corporation Earnings Release



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  October 21, 2002